UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2008
PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21287 (Commission File Number)	95-3732595 (I.R.S. Employer Identification No.)

2381 Rosecrans Avenue El Segundo, California (Address of principal executive offices)	90245 (Zip Code)
(310) 536-0908
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

     This amendment to the Current Report on Form 8-K (the “Original Filing”) filed by the Registrant on May 1, 2008, amends the Original Filing to correct the date of the completion of the transaction described in Item 2.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On April 30, 2008, Peerless Systems Corporation (“Peerless”) completed the previously announced sale of substantially all of Peerless’ intellectual property related to Peerless’ digital imaging software, including all of Peerless’ patents, as well as specific fixed assets, to Kyocera-Mita Corporation (“KMC”), pursuant to an Asset Purchase Agreement, dated as of January 9, 2008, between KMC and Peerless (the “APA”).
     Pursuant to the APA, and upon the terms and subject to the conditions thereof, KMC paid $37 million in cash to Peerless, less a holdback amount of $4 million relating to potential indemnification obligations.
     The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the complete text of the APA, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.
     Peerless issued a press release on May 1, 2008, announcing the consummation of the transactions contemplated by the APA, which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (b) Pro Forma Financial Information.
     The unaudited pro forma condensed consolidated balance sheet of Peerless as of October 31, 2007 and the unaudited pro forma condensed consolidated statements of operations of Peerless for the nine months ended October 31, 2007 and the year ended January 31, 2007 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
     (d) Exhibits.

Exhibit
Number	Description

2.1*	Asset Purchase Agreement, dated as of January 9, 2008, between Kyocera Mita Corporation and Peerless Systems Corporation (incorporated by reference to Exhibit 10.1 to Peerless’ Current Report on Form 8-K filed January 10, 2008 (File No. 000-21287)).

99.1(1)	Press Release issued by Peerless on May 1, 2008.

99.2(1)	Unaudited pro forma condensed consolidated balance sheet as of October 31, 2007 and unaudited pro forma condensed consolidated statements of operations for the nine months ended October 31, 2007 and the year ended January 31, 2007.

*	Confidential treatment has been requested with respect to the omitted portions of this exhibit, which portions have been filed separately with the Securities and Exchange Commission.

(1)	Previously filed with the Registrant’s Current Report on Form 8-K, filed May 1, 2008, and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEERLESS SYSTEMS CORPORATION
Date: May 8, 2008	By	/s/ Richard L. Roll
Richard L. Roll
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1*	Asset Purchase Agreement, dated as of January 9, 2008, between Kyocera Mita Corporation and Peerless Systems Corporation (incorporated by reference to Exhibit 10.1 to Peerless’ Current Report on Form 8-K filed January 10, 2008 (File No. 000-21287)).

99.1(1)	Press Release issued by Peerless on May 1, 2008.

99.2(1)	Unaudited pro forma condensed consolidated balance sheet as of October 31, 2007 and unaudited pro forma condensed consolidated statements of operations for the nine months ended October 31, 2007 and the year ended January 31, 2007.

*	Confidential treatment has been requested with respect to the omitted portions of this exhibit, which portions have been filed separately with the Securities and Exchange Commission.

(1)	Previously filed with the Registrant’s Current Report on Form 8-K, filed May 1, 2008, and incorporated herein by reference.